Earnings per Unit:	6 Months Ended
Jun. 30, 2014
Earnings Per Unit
Earnings per Unit:
9. Earnings per Unit:
The Partnership calculates earnings per unit by allocating distributed and undistributed net income for each period to each class of units. Any undistributed earnings for the period are allocated to the various unitholders based on the distribution waterfall for cash available for distribution specified in Dynagas Partners' partnership agreement, as generally prescribed in Note 8 above. Where distributions relating to the period are in excess of earnings, the deficit is also allocated according to the cash distribution model.
The sum of the distributed amounts and the allocation of the undistributed earnings or deficit to each class of unitholders is divided by the weighted average number of units outstanding during the period. Diluted earnings per unit, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional units that would then share in the Partnership's net earnings.
The calculations of the basic and diluted earnings per unit, allocated to each class of partnership interests based on the number of units held by each class of unit holders, are presented below:

Six months ended June 30, 2014		Unitholders
	General Partner	Common	Subordinated
Net income	$21	$11,413	$9,813
Earnings per unit basic and diluted	$0.70	$0.74	$0.65
Weighted average number of units outstanding, basic and diluted	30,397	15,381,464	14,985,000

Six months ended June 30, 2013
		Unitholders
	General Partner	Common	Subordinated
Net income	$31	$7,038	$15,659
Earnings per unit basic and diluted	$1.04	$1.04	$1.04
Weighted average number of units outstanding, basic and diluted	30,000	6,735,000	14,985,000

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